UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2013 (April 3, 2013)

MISTER GOODY, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54517	27-5414480
(State or other jurisdiction of incorporation or	(Commission File Number)	(IRS Employer Identification No.)
organization)

7877 Emerald Winds Circle Boynton Beach, Florida		33473
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-396-0554

Not Applicable
(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry into a Material Definitive Agreement

On April 3, 2013, the registrant entered into a convertible loan agreement and promissory note with Snack Um, LLC, a Florida limited liability company. The note is due on April 3, 2016, but it may be called by the holder upon four months written notice to the registrant at any time after April 3, 2015.  The note can be repaid by the registrant at any time with no prepayment penalty upon 14 days written notice. The note provides the holder with 8% interest per annum and the ability to convert part or the entire note into shares of the registrant’s common stock at a fixed price of $0.10 per share. The convertible loan agreement and promissory note is attached as Exhibit 10.1.

On April 9, 2013, the registrant repaid the $10,400 Arberman Promissory Note dated March 22, 2013, the $10,000 Vogel Promissory Note dated March 22, 2013, the $10,000 Sager Promissory Note dated November 26, 2012 and the $10,000 Arberman Promissory Note dated November 26, 2012, attached as Exhibits 10.2, 10.3, 10.4 and 10.5

Item 2.01

Completion of Acquisition or Disposition of Assets

On April 9, 2013, the registrant acquired an additional 25.33% of the Preferred Ownership Interests of its partially owned subsidiary The Naked Edge, LLC by exercising rights granted under the LLC Interest Purchase Agreement dated August 24, 2012, attached as Exhibit 2.1. As a result of this acquisition, the registrant now owns 50% of the Common Ownership Interests and 33.33% of the Preferred Ownership Interests of The Naked Edge, LLC, providing for 50% of the voting rights and 40% of the economic rights.

Item 7.01

Regulation FD Disclosure

On April 9, 2013, the registrant issued a press release announcing the Snack Um, LLC financing. A copy of the press release is furnished herewith as exhibit 99.1

On April 9, 2013, the registrant issued a press release announcing the acquisition of Preferred Ownership Interests in its partially owned subsidiary The Naked Edge, LLC. A copy of the press release is furnished herewith as exhibit 99.2

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Document Description

2.1

LLC Interest Purchase Agreement (incorporated by reference to the Company’s Form 8-K filed on August 27, 2012)

10.1

Convertible Loan Agreement and Promissory Note dated April 3, 2013

10.2

Arberman Promissory Note dated March 22, 2013

10.3

Vogel Promissory Note dated March 22, 2013

10.4

Sager Promissory Note dated November 26, 2012

10.5

Arberman Promissory Note dated November 26, 2012

99.1

Snack Um, LLC Press Release dated April 9, 2013

99.2

The Naked Edge, LLC Preferred Ownership Interest Press Release dated April 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2013

MISTER GOODY, INC.

By:	/s/ Joel Arberman
Joel Arberman
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director